T. Rowe Price Global Equity ETF

Supplement to Prospectus and Summary Prospectus dated January 1, 2026

In the Summary Prospectus and Section 1 of the Prospectus, the disclosure under “Management” is supplemented as follows:

Effective immediately, T. Rowe Price International Ltd (Price International) is added as an investment subadviser to the fund.

Effective immediately, Marta Yago will join Peter Bates as a co-portfolio manager of the fund and a cochair of the fund’s Investment Advisory Committee. Ms. Yago joined T. Rowe Price in 2007.

In Section 2 of the Prospectus, the disclosure under “Investment Adviser(s)” is supplemented as follows:

Effective immediately, T. Rowe Price has entered into a subadvisory agreement with Price International under which Price International is authorized to trade securities and make discretionary investment decisions on behalf of the fund. Price International is registered as an investment adviser with the SEC, and is authorized or licensed by the United Kingdom Financial Conduct Authority and other global regulators. Price International sponsors and serves as adviser to foreign collective investment schemes and provides investment management services to registered investment companies and other institutional investors. Price International is headquartered in London and has several branch offices around the world. Price International is a direct subsidiary of T. Rowe Price and its address is Warwick Court, 5 Paternoster Square, London, EC4M 7DX, United Kingdom.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective immediately, Marta Yago will join Peter Bates as a co-portfolio manager of the fund and a cochair of the fund’s Investment Advisory Committee. Ms. Yago joined the Firm in 2007, and her investment experience dates from 2005. During the past five years, she has served as an equity research analyst and an associate portfolio manager (beginning in 2023).

The date of this supplement is March 12, 2026.

ETF1195-041 3/12/26